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                                  AMENDMENT NO. 1 TO
                               STOCK PURCHASE AGREEMENT

         This Amendment No. 1 to Stock Purchase Agreement (this "Amendment") is entered into as of August 15, 1997 by and among Gary A. Gamble, an individual, James E. Henderson, an individual, Trans Mart, Inc., an Alabama corporation, TM-AL Acquisition, Inc., a Delaware corporation, and Aftermarket Technology Corp., a Delaware corporation.

         WHEREAS, the parties hereto are parties to that certain Stock Purchase Agreement dated as of July 21, 1997 (the "Agreement") and the parties desire to make certain changes to the Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth below, the parties hereto agree as follows.

         1. AMENDMENT OF SECTION 2.02(b). Section 2.02(b) of the Agreement is hereby amended by deleting "$22,000,000" and inserting "$21,995,000" in its place.

         2. AMENDMENT OF SECTION 7.07. Section 7.07 of the Agreement is hereby amended to read in its entirety as follows:

              "7.07     TRANSSHOP MANAGEMENT SYSTEM, INC.  At the Closing,
Shareholders shall sell all the issued and outstanding capital stock of TransShop Management System, Inc. ("TransShop") to Buyer pursuant to a purchase and royalty agreement to be entered into between the parties providing for (i) a purchase price of $____ for all the issued and outstanding capital stock,
(ii) royalty payments by ATC to Shareholders for a period of time after the Closing based on distribution of the software package currently being developed by TransShop and (iii) such other terms as the parties may agree."

         3. ADDITION OF SECTION 8.01(n). Section 8.01(n) is added to the Agreement to read in its entirety as follows:

              "(n)     Shareholders shall have executed and delivered to Buyer
the purchase and royalty agreement called for by Section 7.07 together with the certificates evidencing all of the issued and outstanding capital stock of TransShop and duly endorsed stock powers."

         4. AMENDMENT OF SECTION 8.02(h). Section 8.02(h) of the Agreement is hereby amended to read in its entirety as follows:

              "(h) ATC shall have executed and delivered to Shareholders the purchase and royalty agreement called for by Section 7.07 and paid the purchase price called for thereby."

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         5.   GROSS-UP PAYMENTS.  The parties agree that the purchase price allocation that gives rise to the determination of the Gross-Up Amount will be conducted after the Closing and therefore, the Gross-Up Amount to be paid at Closing will equal zero and will be adjusted and paid after the Closing pursuant to Section 2.04.

         6. U.P.S. C.O.D. PAYMENTS. If the cash payments to be made at Closing are reduced because the Indebtedness as of the Closing Date exceeds $5,000,000, promptly after the Closing Buyer shall pay to each Shareholder an amount equal to 50.0% of the lesser of (i) the amount of the reduction in the Closing payments or (ii) the amount of cash received by Trans Mart on the Closing Date from United Parcel Service as payment of C.O.D. collections made by United Parcel Service.

         7. RATIFICATION OF OTHER TERMS. Except as provided above, all the terms of the Agreement are hereby ratified and confirmed.









                                          2

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       SHAREHOLDERS:

                                     /s/ GARY A. GAMBLE
                                  ---------------------------
                                         Gary A. Gamble

                                      /s/ JAMES E. HENDERSON
                                   ---------------------------
                                         James E. Henderson

                                  TRANS MART, INC.

                                  By: /s/ GARY A. GAMBLE
                                  ---------------------------
                                          Gary A. Gamble
                                            President

                                  TM-AL ACQUISITION, INC.

                                  By:/s/ STEPHEN J. PERKINS
                                  ---------------------------
                                      Stephen J. Perkins
                                         President and
                                   Chief Executive Officer

                                  AFTERMARKET TECHNOLOGY CORP.

                                  By:  /s/ STEPHEN J. PERKINS
                                  -----------------------------
                                       Stephen J. Perkins
                                         President and
                                    Chief Executive Officer